UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 23, 2020

FLUSHING FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33013	11-3209278
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

220 RXR Plaza, Uniondale, NY 11556

(Address of principal executive offices, including zip code)

(718) 961-5400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 140.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FFIC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On March 23, 2020, Flushing Financial Corporation (“Flushing”) and Empire Bancorp, Inc. (“Empire”) issued a joint press release announcing that the closing of the previously announced merger of Empire with and into Flushing (the “merger”) will be delayed.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Joint Press Release, dated March 23, 2020

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

Cautionary Notes on Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “seek,” “plan,” “may,” “will,” “should,” “could,” “would,” “target,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions or negatives of these words. Neither Flushing nor Empire assumes any duty and does not undertake to update any forward-looking statements. Because forward-looking statements are by their nature, to different degrees, uncertain and subject to assumptions, actual results or future events could differ, possibly materially, from those that Flushing or Empire anticipated in its forward-looking statements, and future results could differ materially from historical performance. Factors that could cause or contribute to such differences include, but are not limited to, those included under Item 1A “Risk Factors” in Flushing’s Annual Report on Form 10-K as of December 31, 2019 and those disclosed in Flushing’s other periodic reports filed with the Securities and Exchange Commission (the “SEC”), as well as the possibility that the expected benefits of the proposed transaction may not materialize in the timeframe expected or at all, or may be more costly to achieve; that prior to the completion of the proposed transaction or thereafter, Flushing’s and Empire’s respective businesses may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies related to the proposed transaction; that other customary closing conditions are not satisfied in a timely manner or at all; reputational risks and the reaction of the companies’ shareholders, customers, employees and other constituents to the proposed transaction; diversion of management time on merger-related matters; and the impact of the novel coronavirus (COVID-19) and other infectious illness outbreaks that may arise in the future, which has created significant uncertainties in U.S. and global markets.

Additional Information and Where to Find It

In connection with the merger, Flushing filed a registration statement on Form S-4 with the SEC containing a proxy statement of Empire and a prospectus of Flushing (together, as amended and supplemented, a “proxy statement/prospectus”), together with additional relevant documents. Flushing’s registration statement, as amended, was declared effective by the SEC on January 17, 2020. A definitive proxy statement/prospectus was first mailed to Empire shareholders on or about January 21, 2020. Flushing may file other documents with the SEC regarding the merger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLUSHING FINANCIAL CORPORATION

/s/ Susan K. Cullen
Date: March 23, 2020	Susan K. Cullen
Senior Executive Vice President and Chief Financial Officer